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                                                  UNITED STATES
                                       SECURITIES AND EXCHANGE COMMISSION
                                             Washington, D.C. 20549

                                                    FORM 8-K

                                                 CURRENT REPORT
                     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

                        Date of Report (Date of earliest event reported) February 2, 2006

                                           THE PHOENIX COMPANIES, INC.
                             (Exact name of registrant as specified in its charter)

                  DELAWARE                        1-16517                          06-1599088
          (State of incorporation)       (Commission File Number)       (IRS Employer Identification No.)

              One American Row
                Hartford, CT                                                       06102-5056
  (Address of principal executive offices)                                         (Zip Code)

               (860) 403-5000
       (Registrant's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

| |  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

| |  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

| |  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

| |  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01  Entry Into a Material Definitive Agreement

     On February 2, 2006, the Compensation Committee (the "Compensation Committee") of the Board of
Directors (the "Board") of The Phoenix Companies, Inc. (the "Company"), and with respect to Mrs.
Dona Young, Chairman, President, and Chief Executive Officer of the Company, the independent members of the Board, approved the 2006 annual bonus award opportunities for eligible executives under The
Phoenix Companies, Inc. Annual Incentive Plan for Executive Officers (the "Annual Incentive Plan").
Annual bonuses will be earned based on the Company's achievement of designated performance criteria based on the Company's return on equity, defined as (a) after tax segment income divided by (b) the average of each month's equity, where each month's equity is the average of the equity at the beginning and ending of each month exclusive of accumulated other comprehensive income, the accounting effects of FIN 46, and equity attributed to discontinued operations.

     On February 2, 2006, the Compensation Committee, and with respect to Mrs. Young, the independent members of the Board, granted contingent awards (the "Restricted Unit Awards") of restricted stock units for the 2006-2008 performance cycle under The Phoenix Companies, Inc. 2003
Restricted Stock, Restricted Stock Unit, and Long-Term Incentive Plan (the "Long Term Incentive
Plan") to plan participants. The awards consist of restricted stock units of Phoenix common stock that may be earned at the end of the three-year performance period subject to the achievement of the designated performance measure. The performance measure for the performance cycle is based on the
Company's three-year average return on equity, defined as described above.

     The foregoing description of the material terms of the Restricted Unit Awards is qualified by reference to the Form of Award Letter and Description of Performance Cycle, copies of which are attached hereto as Exhibits 10.1 and 10.2 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(a) Not applicable.
(b) Not applicable.
(c) Not applicable.
(d) Exhibits

     The following exhibits are hereby incorporated by reference into the Registration Statement on
Form S-3 (File No. 333-101629), as amended, of the Company filed with the Securities and Exchange
Commission on December 3, 2002.

Exhibit 10.1     Form of Award Letter under The Phoenix Companies, Inc. 2003 Restricted Stock,
                 Restricted Stock Unit, and Long-Term Incentive Plan.

Exhibit 10.2     Description of Performance Cycle under The Phoenix Companies, Inc. 2003 Restricted
                 Stock, Restricted Stock Unit, and Long-Term Incentive Plan.

                                             SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                            THE PHOENIX COMPANIES, INC.

                                                            By:    /s/ Tracy L. Rich
                                                            Name:  Tracy L. Rich
                                                            Title: Executive Vice President
                                                                      and General Counsel

Date:  February 8, 2006

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                                                  EXHIBIT INDEX

Exhibit No.       Description of Exhibits

10.1     Form of Award Letter under The Phoenix Companies, Inc. 2003 Restricted Stock, Restricted
         Stock Unit, and Long-Term Incentive Plan.

10.2     Description of Performance Cycle under The Phoenix Companies, Inc. 2003 Restricted Stock,
         Restricted Stock Unit, and Long-Term Incentive Plan.

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